ELK ASSOCIATES FUNDING CORPORATION
                           747 THIRD AVENUE, 4TH FLOOR
                               NEW YORK, NY 10017

                    Notice of Annual Meeting of Shareholders
                        To Be Held on September 28, 1998

To the Shareholders:

     The Annual Meeting of Shareholders of Elk Associates Funding Corporation (the "Company") will be held at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York, on September 28, 1998 at 10:30 a.m. to consider and act upon the following matters:

1. To elect eight directors to serve until the next Annual Meeting and until their successors are chosen and qualified.

2. To approve an amendment to the certificate of incorporation of the Company to (i) increase from 2,000,000 to 3,000,000 the authorized number of shares of the common stock of the Company, and (ii) delete the 1,300,000 authorized shares of preferred stock subject to the approval of the United States Small Business Administration.

3. To ratify and approve the selection by the Board of Directors of Marcum & Kliegman, LLP as the Company's independent public accountants for the fiscal year ended June 30, 1998.

4. To ratify and approve the election to become a Business Development Company under Section 54 of the Investment Company Act of 1940.

5.   To adopt an incentive stock option plan for employees of the Company.

6. To adopt a stock option plan for non-employee directors of the Company, subject to the approval of the Securities and Exchange Commission.

7. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

          Shareholders of record at the close of business on August 26, 1998 will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

          All shareholders are cordially invited to attend the meeting.

                                              By Order of the Board of Directors


                                              MARGARET CHANCE, Secretary
September 3, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                       ELK ASSOCIATES FUNDING CORPORATION
                           747 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017

                               Proxy Statement for
                         Annual Meeting of Shareholders
                               September 28, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Elk Associates Funding Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on September 28, 1998 and at any adjournment of that meeting. In considering whether or not to have an adjournment, management will consider what is in the best interest of the shareholders. All proxies will be voted as marked. Proxies marked as abstaining (including proxies containing broker non-votes) on any matters to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Any proxy may be revoked by a shareholder at any time before it is exercised by written or oral request to Margaret Chance, Secretary of the Company. The date of mailing of this Proxy Statement is expected to be on or about September 3, 1998.

     The Board of Directors has fixed August 26, 1998 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. At the close of business on August 26, 1998, there were outstanding and entitled to vote 1,745,600 outstanding shares of common stock, par value $.01 (the "Common Stock"), of the Company. Each share is entitled to one vote.

     The following table sets forth information concerning ownership of the Company's Common Stock as of August 26, 1998, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock.

                                     Common Stock             Percent of
Name and Address                    Beneficially Owned  Common Stock Outstanding
----------------                    ------------------  ------------------------
Gary C. Granoff                         320,708(1)             18.4%
c/o Elk Associates
Funding Corporation
747 Third Avenue, 4th Floor
New York, New York

Dan M. Granoff, M.D                     145,979(2)              8.4%
1085 Creston Road
Berkeley, California

Paul D. Granoff, M.D                    143,179(3)              8.2%
132 North Buckingham Drive
Aurora, Illinois


---------------------------
1 See Footnote 1 on page 5.

2 See Footnote 7 on page 5.

3 See Footnote 9 on page 5.

                                    Common Stock             Percent of
Name and Address                    Beneficially Owned  Common Stock Outstanding
----------------                    ------------------  ------------------------
Steven Etra                             115,516(4)              6.6%
Heather Hill
Brookville, New York

Alexander Nash, M.D                      97,600(5)              5.6%
12 Ridgeway
Kings Point, New York


     Except as otherwise indicated above, the persons listed in the above table have sole voting and investment power with respect to their respective shares.

     All of the persons listed above, for as long as they continue to hold five percent or more of the Company's outstanding Common Stock, will be deemed "affiliated persons" of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required for the election of directors. The persons named in the proxy will vote, as permitted by the By-Laws of the Company, to elect as directors the eight nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than eight directors. All of the eight nominees are presently directors of the Company.

     Each director will be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

     The following sets forth the name of each nominee and the positions and offices held by him or her, his or her age, the date on which he or she became a director of the Company, his or her principal occupation and business experience for the last five years and the names of other publicly-held companies in which he or she serves as a director:

Officer and Director Biographies

     Gary C. Granoff, age 50, has been President and a director of the Company since its formation in July 1979 and Chairman of the Board of Directors since December 1995. Mr. Granoff has been a practicing attorney for the past twenty-five years and is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Mr. Granoff is also President and the sole stockholder of GCG Associates, Inc. ("GCG"), the Company's former investment adviser. He has served as President and the sole stockholder of Seacrest Associates,

----------------------------
4 See Footnote 6 on page 5.

5 See Footnote 8 on page 5.

Inc., a hotel operator, since August 1994. Mr. Granoff has also been President and a director since June 1996 of Gemini Capital Corporation ("Gemini"), a company primarily engaged in the business of making consumer loans. In February 1998, Mr. Granoff was elected to and is presently serving as a trustee on the Board of Trustees of The George Washington University. Mr. Granoff holds a Bachelor of Business Administration degree in Accounting, and a Juris Doctor degree (with honors), both of which degrees were obtained at The George Washington University.

     Ellen M. Walker, age 42, has been a Vice President and General Counsel of the Company since July 1983 and a director of the Company from July 1983 to August 1994. She again became a director of the Company in 1995. Ms. Walker has been a practicing attorney for more than seventeen years and she is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Ms. Walker is a member of the Bar of the State of New York and she is admitted to the United States District Court of the Southern District of New York. Since August 1983 Ms. Walker has been Vice President of GCG. Ms. Walker has been a director, Vice President and General Counsel of Gemini since June 1996. Ms. Walker received a Bachelor of Arts degree from Queens College and obtained her Juris Doctor degree with honors from Brooklyn Law School.

     Lee A. Forlenza, age 40, has been a Vice President of the Company since March 1992. Mr. Forlenza has been a practicing attorney since February 1983 and is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Since March 1992 Mr. Forlenza has been an investment analyst for GCG. Mr. Forlenza has also been Vice President, Secretary and a director of Gemini since June 1996. Mr. Forlenza was Vice President of True Type Printing, Inc. from 1976-1995 and President since May 1995. From 1983 through 1986 Mr. Forlenza was an attorney with the SBA. Mr. Forlenza graduated Phi Beta Kappa from New York University and obtained his Juris Doctor degree from Fordham University School of Law.

     Marvin Sabesan, age 69, has been a director of the Company since July 1982. Mr. Sabesan has been employed by Pearl River Textiles, Inc. as an executive since 1990. He was an Executive Vice President of N.O.L. Inc., a lingerie company, from 1988 to 1990. Mr. Sabesan was an Executive Vice President of A.J. Schneierson & Son, a clothing manufacturer from 1971 to 1987.

     Steven Etra, age 49, has been Sales Manager since 1975 of Manufacturers Corrugated Box Company, a company owned by Mr. Etra's family for more than seventy-five years. Mr. Etra has also been a director of Gemini since June 1996. Mr. Etra has extensive business experience in investing in emerging companies.

     Paul Creditor, age 61, has been a practicing attorney since 1961, engaging in the general practice of law and specializing in corporate law. From 1974 through 1979 he served as an elected Judge in Suffolk County, New York. He also served as counsel to the New York State Constitutional Convention and various State Agencies and Commissions.

     Allen Kaplan, age 47, is Vice President and Chief Operating Officer of Team Systems, Inc., a company which manages and operates more than 200 New York City Medallion taxicabs. Mr. Kaplan is currently Vice President of the Metropolitan Taxicab Board of Trade, a trade association consisting of 22 member fleets representing 1,200 New York City medallions.

     John L. Acierno, age 39, has served as president of Executive Charge Inc. and its affiliated companies for the last ten years. During that time, Executive Charge Inc. has become the largest executive sedan operation in the United States with over 1,100 vehicles servicing the greater New York Metropolitan area. His background includes practicing law as a labor attorney for Proskauer Rose and serving as counsel for R.H. Macy & Co. Mr. Acierno was founder and immediate past president for the last six years of the Black Car Assistance Corporation, the organization which serves as the New York black car industry association. He was named International Taxicab and Limousine Association Premium Service Operator of the Year for 1996. Mr. Acierno graduated Phi Beta Kappa from Tufts University, and Cum Laude from Cornell Law School.

     The following is information regarding additional officers of the Company:

     Margaret Chance, age 42, has been Secretary of the Company and involved in loan administration since November 1980. Ms. Chance is the office manager of Granoff, Walker & Forlenza, P.C. and has served as the Secretary of GCG Associates Inc., since January 1982. Ms. Chance holds a paralegal certificate.

     Silvia Maria DiGirolamo, age 45, has been the Loan Administrator of the Company since February 1994. She was elected a Vice President of the Company in 1996. Prior to joining the Company, she was the Legal Coordinator for Castle Oil Corporation from September 1991 through June 1993 and from June 1993 through January 1994, a legal assistant specializing in foreclosures in the law firm of Greenberg & Posner. Ms. DiGirolamo received a B.A. from Fordham University and an M.B.A. from The Leonard Stern School of Business Administration of New York University.

Security Ownership of Principal Stockholders and Management

     The following table sets forth certain information as to those persons who, to the knowledge of Elk, owned 5% or more of the outstanding Common Stock of Elk as of August 26, 1998, and as to the officers and directors of Elk as a group:

                                                 Number of Shares of                   Percentage of outstanding
Name                                             Common Stock Owned                    Elk Common Stock owned
----                                             ------------------                    ----------------------

*Gary C. Granoff                                     320,708(1)                         18.4%


*Ellen M. Walker                                      37,374(2)                          2.1%

*Lee A. Forlenza                                      30,435                             1.7%

*Margaret Chance                                       3,400(3)                           .2%(5)

*Silvia DiGirolamo                                     None                               --

Marvin Sabesan                                        78,861(4)                          4.5%

Steven Etra                                          115,516(6)                          6.6%

Paul Creditor                                          2,000                              .1%(5)

Allen Kaplan                                           5,000                              .3%(5)


Dan M. Granoff                                       145,979(7)                          8.4%


Alexander Nash                                        97,600(8)                          5.6%

John L. Acierno                                        None                               --


Paul D. Granoff                                      143,179(9)                          8.2%
                                                     -------                            ----


Officers, Directors and 5%                           980,052                            56.1%
Stockholders as a group (13
persons)


------------------------------------

* Mr. Gary C. Granoff, Ms. Ellen Walker, Mr. Lee A. Forlenza, Ms. Margaret Chance and Ms. Silvia DiGirolamo are each "interested persons" with respect to Elk, as such term is defined in the 1940 Act.

(1) Excludes 24,933 shares owned directly or indirectly by Mr. Granoff's wife as to which he disclaims beneficial ownership. Also excludes 10,500 shares owned by one of Mr. Granoff's sons as to which shares he does not exercise any control and disclaims beneficial ownership. Includes 10,900 shares owned by The Granoff Family Foundation, a charitable foundation for which Mr. Granoff and his father, mother and brother are trustees. Also includes 35,321 shares held by Mr. Granoff as trustee for his children and other family members. Also includes 261 shares held by GCG Associates, Inc., a corporation owned by Mr. Granoff. Also includes 76,084 shares owned by DAPARY Management Corp., a corporation controlled by Mr. Granoff.

(2) Includes 200 shares held by Ms. Walker as custodian for her son. Includes 22,800 shares held by various trusts of which Ms. Walker is a trustee and as to which she disclaims beneficial ownership. Mr. Granoff retains a reversionary interest in 21,000 of such shares.

(3)  Includes 200 shares held by Ms. Chance as custodian for her daughter.

(4) Includes 21,387 shares held by Mr. Sabesan and his wife as joint tenants and 28,551 shares held by his wife. Mr. Sabesan disclaims beneficial ownership as to the 28,551 shares held by his wife.

(5)  Less than one (1%) percent.

(6) Includes 29,022 shares held with his wife as joint tenants and 27,000 shares held by his wife and 1,500 shares held by Mr. Etra's son. Also includes 10,000 shares held by SRK Associates LLC, a limited liability company controlled by Mr. Etra. Also includes 10,000 shares held by Lance's Property Development Corp. Pension Plan, of which pension plan Mr. Etra is a trustee.

(7) Excludes 10,900 shares owned by a charitable foundation, of which N. Henry Granoff, his wife, Jeannette Granoff, Gary C. Granoff and Dan M. Granoff are the trustees. Includes 2,800 shares held in an IRA rollover account for the benefit of Dr. Granoff.

(8) Includes 6,500 shares held by Dr. Nash as custodian for his daughter. Also includes 53,900 shares held by his wife, as to which shares Dr. Nash disclaims beneficial ownership.




(9) Includes 40,049 shares held by Dr. Paul Granoff directly, 77,630 held by Granoff Family Partners Ltd. of which Dr. Granoff is a general partner, and 25,500 shares held by the Granoff Pediatric Associates Profit Sharing Plan. Excludes 14,127 shares held by Dr. Granoff's wife as to which shares he disclaims beneficial ownership.

     Except as otherwise indicated above, the persons listed in the above table have sole voting and investment power with respect to their respective shares.


     All of the persons listed above, for as long as they continue to hold 5% percent or more of the Company's outstanding Common Stock, will be deemed "affiliated persons" of the Company, as such term is defined in the 1940 Act.

Compliance with Section 16(a) of The 1934 Act

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership and changes in beneficial ownership with the Commission and to furnish the Company with copies of all reports filed.

     Based solely on a review of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all persons who were subject to Section 16(a) in 1998 complied with the filing requirements.

Management

Directors and Executive Officers

     The following table sets forth certain information concerning the directors and executive officers of the Company:

Name                                   Address                                             Position
----                                   -------                                             --------
Gary C. Granoff(1)(2)                  c/o Elk Associates                                  President and Chairman of
                                       Funding Corporation                                 Board of Directors
                                       747 Third Avenue
                                       New York, New York

Ellen M. Walker(1)(2)                  c/o Elk Associates                                  Vice President, General
                                       Funding Corporation                                 Counsel and Director
                                       747 Third Avenue
                                       New York, New York

Lee A. Forlenza(1)(2)                  c/o Elk Associates                                  Vice President and
                                       Funding Corporation                                 Director
                                       747 Third Avenue
                                       New York, New York

Margaret Chance(2)                     c/o Elk Associates                                  Secretary
                                       Funding Corporation
                                       747 Third Avenue
                                       New York, New York

Silvia DiGirolamo(2)                   c/o Elk Associates                                  Vice President
                                       Funding Corporation
                                       747 Third Avenue
                                       New York, New York

Marvin Sabesan                         c/o Pearl River Textiles, Inc.                      Director
                                       990 Sixth Avenue
                                       New York, New York

Steven Etra                            55-25 58th Street                                   Director
                                       Maspeth, New York

Paul Creditor                          747 Third Avenue, Ste. 4C                           Director
                                       New York, New York

Allen Kaplan                           c/o Team Systems                                    Director
                                       30-17 40th Avenue
                                       Long Island City, New York

John L. Acierno                        c/o Executive Charge, Inc.                          Director
                                       1440 39th Street
                                       Brooklyn, New York

-----------------
(1) Ellen M. Walker, Gary C. Granoff and Lee A. Forlenza are officers and shareholders in the law firm of Granoff, Walker & Forlenza, P.C.

(2) Mr. Gary C. Granoff, Ms. Ellen M. Walker, Mr. Lee A. Forlenza, Ms. Margaret Chance and Ms. Silvia DiGirolamo are each "interested persons" with respect to the Company, as such term is defined in the 1940 Act.

Committees of the Board and Meeting Attendance

     During the fiscal year ended June 30, 1998, the Company's Board of Directors held 5 meetings. The Company has a standing Audit Committee, and a standing Holding Company Committee, but does not have a standing Nominating Committee.

     The Audit Committee is comprised of Paul Creditor, John Acierno and Gary Granoff. The Audit Committee, established in March, 1998, had no meetings during the fiscal year ended June 30, 1998. The function of the Audit Committee is to review the internal accounting control procedures of the Company, review the consolidated financial statements of the Company and review with the independent public accountants the results of their audit.

     The Holding Company Committee consists of Steven Etra and Lee Forlenza. The Holding Company Committee held numerous meetings during the fiscal year ended June 30, 1998. The purpose of the Holding Company Committee is to oversee the formation and capitalization of a newly formed holding company as discussed below.

     Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the meetings of all committees of the Board of Directors on which he served during the last fiscal year.

Executive Compensation

     The following table sets forth all remuneration for services rendered to the Company during the periods indicated to (i) each of the executive officers and (ii) all executive officers as a group.

     The following individuals were paid the cash compensation set forth opposite their names for the period July 1, 1997 through June 30, 1998:

Gary C. Granoff                             $215,712 plus $24,000 of SEP and
                                            $20,000 of reimbursable expenses.

Ellen M. Walker                             $103,917 plus $15,588 of SEP.

Lee A. Forlenza                             $45,673 plus $6,851 of SEP.

Silvia DiGirolamo                           $59,063 plus $8,859 of SEP.

Margaret Chance                             $53,160 plus $7,974 of SEP.

All executive officers as a group           $540,797
(5 persons)

     The Company is currently paying the foregoing individuals compensation at the same rate as was paid during the fiscal year ended June 30, 1998. The Board of Directors may increase such compensation and/or award bonuses for the 1998 fiscal year during the current fiscal year, but has not done so to date.

     The Company has a policy of paying its directors who are not employees fees of $750 for each meeting attended. Commencing July 1, 1996, the Company paid each non-affiliated director a minimum fee of $2,000 per year in addition to the fees paid for each meeting attended. The members of the Holding Company Committee were paid an aggregate of $8,000 for work performed in connection with the formation and planning of the transactions with the new holding company. For the year ended June 30, 1998, fees and expenses paid to non-affiliated directors were approximately $52,000 in the aggregate.

Certain Transactions

     Prior to January 1, 1996, the Company paid an annual legal retainer fee for the purposes of providing loan closing services to a firm, certain of whose officers are officers and directors of the Company. Effective January 1, 1996, the legal fee retainer being paid to such law firm was terminated, and legal services related to New York taxi and radio car loan closings are being provided by the officers and employees of the Company. Closing fees related to all other loans are paid by the Company based on a fixed or hourly fee. The Company paid $43,231 to the law firm for legal services during the year ended June 30, 1998. The Company generally charges its borrowers loan origination fees to generate income to offset expenses incurred by the Company for legal fees paid by the Company for loan closing services.

     The Company also rents office space from the above-mentioned law firm and shares certain office expenses with that firm. For the fiscal year ended June 30, 1998, the Company paid $39,600 in rent and $59,400 in shared overhead expense and $21,908 of other reimbursable shared overhead expense. For the year ending June 30, 1999, the Company has agreed to pay $39,600 in rent and a minimum of $59,400 in expenses, which amount is subject to adjustment if actual expenses vary.

     During the fiscal year ended June 30, 1998, Granoff, Walker & Forlenza, P.C. exercised an option in its lease, at the request of the Company, and rented an additional 1,800 square feet of office space contiguous with the offices of the Company at a below market rent (the "Additional Space"). The law firm intends to sublet the Additional Space to outside tenants. In the event all or a portion of the Additional Space is vacant, the Company's Board of Directors has agreed to reimburse the law firm for the additional rent due. The estimated maximum amount of rent for which the Company would be responsible is $58,000 per year, less any sublet rental income received from the outside tenants. At present, the Additional Space is fully occupied thus requiring no reimbursement payment from the Company, although some liability under the reimbursement obligation may occur in the future. In the event the Company's operations expand, the Company could occupy the contiguous space for its own use without the inconvenience and expense of the Company having to relocate to larger office space.

Proposed New Holding Company

     The Company plans to enter into an Agreement and Plan of Share Exchange (the "Share Exchange Plan") with Ameritrans Capital Corporation, a newly-formed Delaware corporation ("Ameritrans"), pursuant to which each outstanding share of the Company's common stock would vest in Ameritrans, whereby the Company would become a wholly-owned subsidiary of Ameritrans, and the holders of all the outstanding shares of common stock of the Company would become the shareholders of Ameritrans and receive one share of Ameritrans for each share of the Company owned.

     The Share Exchange Plan will require approval by the Company's shareholders at a special meeting of shareholders which would be held subsequent to this Annual Meeting of Shareholders. In addition, the Share Exchange Plan and certain related transactions must be approved by the Securities and Exchange Commission (the "Commission"). In connection with the proposed Share Exchange Plan, the Company plans to file with the Commission an application for an exemptive order approving the Share Exchange Plan and certain related transactions (the "Application"). The Company also intends to file a proxy/registration statement with the Commission which would be sent to shareholders at such time as the Commission has approved the Share Exchange Plan.

     The reason for the proposed Share Exchange Plan is to enable the Company to expand its present business and to engage in broader and more diversified investment and lending activities. At the present time, the Company, as a Small Business Investment Company ("SBIC") licensed by the Small Business Administration ("SBA") under the Small Business Investment Company Act of 1958 (the "1958 Act"), may only lend to and/or invest in small businesses as permitted under the 1958 Act. If the Share Exchange Plan is approved by the Commission, then Ameritrans, which plans to elect to be treated for tax purposes as a regulated investment company, will engage in the lending/investment activities not subject to the restrictions of the 1958 Act. The Company would continue to operate as an SBIC, making loans to or investments in small business concerns as permitted by the 1958 Act. The Company may also expand and diversify its operations through the acquisition of companies that are consistent with the Company's business. In this regard, the Company's Board of Directors is in the process of considering the acquisition by the Company of Gemini Capital Corporation ("Gemini"), a company engaged primarily in the business of making consumer loans. Because Gemini would be deemed to be an "affiliated" person of the Company, any acquisition of Gemini would be subject to prior Commission approval.

     The Company's management believes that the Share Exchange Plan, if approved, would be in the best interests of the Company's shareholders because it would allow the Company, through Ameritrans, to take advantage of business opportunities not otherwise permitted to an SBIC. It is anticipated that the initial funds necessary to finance the capitalization of Ameritrans will be provided from the proceeds of a private placement of the Company's shares of common stock completed in January, 1998. In that financing, the Company raised total proceeds before offering expenses of $3,003,000 and disclosed to its investors that a portion of the proceeds would be utilized to capitalize a new holding company upon the approval of the transaction. The Company plans to utilize up to $963,000 from such proceeds, which were temporarily used to pay down the Company's borrowings to capitalize Ameritrans. In addition to Commission and shareholder approval of the proposed Share Exchange Plan, the Company must obtain SBA approval of the capitalization of Ameritrans by the Company.

     It is presently  expected  that the  officers and  directors of the Company will be the same individuals who will serve as officers and directors of Ameritrans. It is further anticipated that following the consummation of the Share Exchange Plan, such officers and directors would initially receive the same compensation, but such compensation would be allocated between the Company and Ameritrans, based upon factors determined by the Company's Board of Directors. Such officers and directors may also receive increases in compensation from time to time as determined by the Board of Directors. Ameritrans and/or the Company may also hire additional personnel as such personnel are needed in connection with the expansion and diversification of the Company's lending and/or investment activities.

     Although the Company's management believes the proposed Share Exchange Plan to be in the best interests of the Company, no assurances can be given that the approvals will be obtained and the proposed transactions consummated.

                                 PROPOSAL NO. 2
                        APPROVAL OF AMENDMENT TO CHARTER

Pursuant to the Company's certificate of incorporation, the Company is presently authorized to issue an aggregate of 3,300,000 shares, of which 1,300,000 shares are preferred stock, $10.00 par value, ("Preferred Stock"), and 2,000,000 shares of common stock, $.01 par value ("Common Stock"). On June 30, 1998, 1,745,600 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

One of the purposes of this Annual Meeting of Shareholders is to consider and vote upon approval of an amendment to the Company's certificate of incorporation that would (i) increase the number of shares of Common Stock the Company is authorized to issue from 2,000,000 to 3,000,000 shares and (ii) delete the 1,300,000 authorized shares of Preferred Stock. A copy of the form of proposed amendment reflecting the increase in the authorized shares of Common Stock is included as Exhibit 1 hereto. Holders of the Common Stock do not have any preemptive or similar rights to purchase any securities of the Company and accordingly do not have any rights to purchase any additional authorized shares of Common Stock. The Board of Directors would not seek from shareholders any authorization or approval for the issuance of the additional authorized shares of Common Stock unless required to do so by law in the particular instance. If and when issued, the newly authorized shares of Common Stock would have the same rights as the presently issued and outstanding shares of Common Stock.

The purpose of the increase in the authorized number of shares of Common Stock is twofold: (i) to enable the Company to grant options for up to an aggregate of 200,000 shares of Common Stock to be issued in connection with the adoption of two stock options plans (the "Stock Option Plans") and (ii) to enable the Company to sell additional shares in the future should the Board of Directors determine such sale to be in the best interest of the Company. The stock option plans are described in Proposal Nos. 5 and 6. The 1,300,000 authorized shares of Preferred Stock are being deleted from the Company's certificate of incorporation because the Company may no longer issue Preferred Stock to the SBA due to a change in applicable law and the Company's conversion from a Specialized Small Business Investment Company to an SBIC.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the proposed amendment to the certificate of incorporation.

     Proposal No. 2 also requires approval by the SBA.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3
          APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 1998

     The Board of Directors, including a majority of directors who are not interested persons of the Company, subject to shareholder approval, has selected Marcum & Kliegman, LLP as independent public accountants to be employed by the Company for the fiscal year ending June 30, 1998, to sign or certify such financial statements, or any portions thereof, as may be filed by the Company with the Commission or any other authorities at any time. The employment of such independent public accountants for such purpose is subject to approval by the shareholders at this meeting. No member of Marcum & Kliegman, LLP or any associate thereof has a direct or indirect material financial interest in the Company or any of its affiliates.

     The affirmative vote of a majority of the Common Stock present or represented at the meeting is required to ratify and approve the selection of Marcum & Kliegman, LLP as independent public accountants for the Company for fiscal 1998.

     A representative of Marcum & Kliegman, LLP will be present at the Annual Meeting of Shareholders for the purpose of answering shareholder questions and making any other appropriate statement.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 3.

                                 PROPOSAL NO. 4
                    APPROVAL AND RATIFICATION OF THE ELECTION
                    TO BECOME A BUSINESS DEVELOPMENT COMPANY

     Since July 1, 1983, the Company has been registered under the 1940 Act as, and has operated as, a closed-end, non-diversified management investment company. After evaluating strategic alternatives for the Company, the Board of Directors determined that it would be in the best interests of shareholders to elect to become a business development company ("BDC") under the 1940 Act.

     A BDC is a specialized type of investment company. The Board believes the greater flexibility in operations and the ability to offer expanded management incentives and other benefits of a BDC, makes this the correct choice and recommends that you vote "FOR" the proposal. The Company may not withdraw its election without first obtaining the approval of a majority of its outstanding voting securities. The following is a brief summary of the 1940 Act as applied to BDCs. This summary is not complete and is qualified in its entirety by reference to the full text of the 1940 Act, as amended to date, and the rules adopted thereunder.

     Generally, to be eligible to elect BDC status, a company must be primarily engaged in the business of furnishing capital and managerial expertise to companies that do not have ready access to capital through conventional financial channels. Such portfolio companies are termed "eligible portfolio companies." More specifically, in order to qualify as a BDC, a company must (i) be a domestic company; (ii) have registered a class of its equity securities or have filed a registration statement with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended; (iii) operate for the purpose of investing in the securities of certain types of portfolio companies, namely immature or emerging companies and businesses suffering or just recovering from financial distress (see following paragraph); (iv) extend significant managerial assistance to such portfolio companies; (v) have a majority of "disinterested" directors (as defined in the 1940 Act); and (vi) file (or, under certain circumstances, intend to file) a proper notice of election with the Commission.

     An eligible portfolio company generally is a U.S. company that is not an investment company and that (i) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list; or (ii) is actively controlled by a BDC and has an affiliate of a BDC on its board of directors; or (iii) meets such other criteria as may be established by the Commission. Control under the 1940 Act is presumed to exist where a BDC owns 25% of the outstanding equity securities of the investee.

     The 1940 Act prohibits or restricts companies subject to the 1940 Act from investing in certain types of companies, such as brokerage firms, insurance companies, investment banking firms and investment companies. Moreover, the 1940 Act limits the type of assets that BDCs may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment and facilities) if, at the time of acquisition, less than 70% of the value of the company's assets consist of qualifying assets. The staff of the Commission is of the view that a BDC must meet this test within two years and must have at least 50% of its assets in securities of portfolio companies within two years. The Company expects to be able to meet these criteria. Qualifying assets include: (i) securities of companies that were eligible portfolio companies at the time such company acquired their securities; (ii) securities of bankrupt or insolvent companies that were eligible at the time of such company's initial acquisition of their securities but are no longer eligible, provided that such company has maintained a substantial portion of its initial investment in those companies; (iii) securities received in exchange for or distributed in or with respect to any of the foregoing; and (iv) cash items, government securities and high-quality short-term debt. The 1940 Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. Such restrictions includes limiting purchases to transactions not involving a public offering and acquiring securities from either the portfolio company or their officers, directors or affiliates.

     Investing in a BDC may entail special risks because of the nature of their investments in small companies. Because of the absence of any trading market for unlisted investments, the Company may require more time to liquidate its investments than would be the case for listed securities. Companies whose securities are unlisted tend to be smaller than established companies and generally have smaller capitalizations and fewer resources and, therefore, are often more vulnerable to financial failure. In addition, the management of such companies tend to be less experienced and knowledgeable than those of established companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets or financial resources or have the need for substantial additional "follow-up" capital to support expansion or to achieve or maintain a competitive position.

     As a BDC, the Company may invest in the securities of public companies and other investments that are not qualifying assets, but such investments shall not exceed 30% of the Company's total asset value at the time of any such investment.

     The Company is permitted by the 1940 Act, under specified conditions, to issue multiple classes of senior debt and a single class of preferred stock if its asset coverage, as defined in the 1940 Act, is at least 200% after issuance of the debt or the preferred stock (i.e., such senior securities may not be in excess of 50% of its net assets). If the value of the Company's assets, as defined, were to increase through the issuance of additional capital stock or otherwise, the Company would be permitted under the 1940 Act to issue senior securities. In addition, the 1940 Act provides for certain exemptions from the asset coverage limitations for certain borrowings by SBICs.

     The Company expects that the business focus will not change significantly as management provides direct assistance and advice to portfolio companies and expects to continue to do so. It does so through conferences, meetings and assistance with business planning and development as well as providing access to knowledgeable third parties.

     The Company may issue in limited amounts, warrants, options and rights to purchase its securities to its officers, directors and employees in connection with an executive compensation plan if certain conditions are met. These conditions include the authorization of such issuance by a majority of the holders of the Company's Common Stock, the approval of a majority of the independent members of the Board of Directors and a majority of the directors who have no financial interest in the transaction. The issuance of options, warrants or rights to directors who are not also officers or employees requires the prior approval of the Commission. Proposal Nos. 5 and 6 would implement these provisions.

     The Board of Directors recommend a vote FOR Proposal No. 4.

                                 PROPOSAL NO. 5
                   APPROVAL OF AN INCENTIVE STOCK OPTION PLAN


     The Company's Board of Directors, including a majority of the non-interested directors, has adopted, subject to shareholder approval, an employees stock option plan (the "1998 Employee Plan") in order to link the personal interests of key employees to the long-term financial success of the Company and the growth of shareholder value. The 1998 Employee Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code for the purchase of an aggregate of 125,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to employees of the Company. By adopting the 1998 Employee Plan, the Board believes that the Company will be better able to attract, motivate and retain as employees people upon whose judgment and special skills the success of the Company in large measure depends. As of August 26, 1998, no options to purchase shares of Common Stock have been granted under the 1998 Employee Plan. Accordingly, as of such date, 125,000 shares of Common Stock were available for future awards under the 1998 Employee Plan.


     The 1998 Employee Plan will be administered by the 1998 Employee Plan Committee of the Board of Directors, which will be comprised solely of non-employee directors (who are "outside directors" within the meaning of Section 152(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") (the "Committee")). The Committee can make such rules and regulations and establish such procedures for the administration of the 1998 Employee Plan as it deems appropriate.

     The exercise price of an incentive stock option must be at the fair market value of the Company's Common Stock on the date of grant (110% of the fair market value for shareholders who, at the time the option is granted, own more than 10% of the total combined classes of stock of the Company or any subsidiary). No employees may exercise more than $100,000 in options held by them in any year.

     No option may have a term of more than ten years (five years for 10% or greater shareholders). Options generally may be exercised only if the option holder remains continuously associated with the Company or a subsidiary from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon death or disability of any employee within certain specified periods.

     The following is a general summary of the federal income tax consequences under current tax law of incentive stock options ("ISOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     An optionee will not recognize taxable income for federal income tax purposes upon the grant of an ISO.

     Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

     In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax.

     The description of the 1998 Employee Plan set forth herein is qualified in its entirety by reference to the text of the 1998 Plan, a copy of which is attached as Exhibit 2 to this Proxy Statement.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the 1998 Employee Plan. The Board of Directors of the Company recommends a vote FOR Proposal No. 5.

                                 PROPOSAL NO. 6
             APPROVAL OF A NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


     The Company's Board of Directors has adopted subject to shareholder approval, a stock option plan for non-employee directors (the "Director Plan") in order to link the personal interests of such non-employee directors to the long-term financial success of the Company and the growth of shareholder value. The Director Plan provides for the automatic grant of options to directors of the Company who are not employees, officers or interested persons of the Company (an "Eligible Director"). By adopting the Director Plan, the Board believes that the company will be better able to attract, motivate and retain as directors people upon whose judgment and special skills the success of the Company in large measure depends. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan will not occur until after the date of the approval (the "Approval Date") of the Director Plan by the Commission. There can be no assurance that the Commission will approve the Director Plan.

     The total number of shares for which options may be granted from time to time under the Director Plan is 75,000 shares. The Director Plan will be administered by the entire Board of Directors.


     The Director Plan provides that an Eligible Director serving on the Company's Board of Directors who has served as a director for at least one year prior to the Approval Date will automatically receive on the Approval Date the grant of an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the Approval Date. With respect to any Eligible Director who is elected or reelected as a director of the Company after the Approval Date such elected director will automatically receive on the date such director has served as a director of the Company for one year of such election or reelection an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the date of the first anniversary such director became a director of the Company.

     The Director Plan will be administered by a committee of directors who are not eligible to participate in the Directors Plan (the "Committee"). Options become exercisable with respect to such shares granted on the date on which the option was granted, so long as the optionee remains an Eligible Director. No option may be exercised more than five years after the date on which it is granted. The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof.

     The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options ("NQSOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gains.

     If the option does not have a readily ascertainable fair market value, an optionee will not recognize taxable income for federal income tax purposes upon the grant of an NQSO.

     Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

     The Director Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of the shareholders of the Company.

     The exercise or conversion price of the options issued pursuant to the Director Plan shall be not less than current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities.

     The description of the Director Plan set forth herein is qualified in its entirety by reference to the text of the Director Plan, a copy of which is attached as Exhibit 3 to this Proxy Statement.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the Director Plan. The Board of Directors of the Company recommends a vote FOR Proposal No. 6.

                                 PROPOSAL NO. 7
                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interview.

Deadline for Submission of Shareholder Proposals

     Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than May 30, 1999 for inclusion in the proxy statement for that meeting. Mere submission of a proposal does not guarantee its inclusion in the Proxy Statement or its presentation at the meeting since certain federal rules must also be met.

Requests for Financial Statements

     The Company will furnish, without charge a copy of its financial statements for the fiscal year ended June 30, 1998 to shareholders who make written request to the Company at 747 Third Avenue, 4th Floor, New York, NY 10017 or call the Company collect at (212) 355-2449.

     The Board of Directors invites shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                              By Order of the Board of Directors


                                              MARGARET CHANCE, Secretary
September 3, 1998

                        PROXY FOR HOLDERS OF COMMON STOCK

                       Elk Associates Funding Corporation

     The undersigned holder of shares of common stock, $.01 par value ("Common Stock"), of Elk Associates Funding Corporation (the "Company") hereby constitutes and appoints Gary C. Granoff, Ellen M. Walker, and Margaret Chance and each of them, singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on September 28, 1998 at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York at 10:30 a.m., and at any and all adjournments thereof, in respect of all Common Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.    To Elect Directors

               FOR electing all nominees listed (as recommended in the proxy statement) except as marked below _______

               Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Marvin Sabesan, Steven Etra, Paul Creditor, Allen Kaplan, and John L. Acierno.

               WITHHOLD AUTHORITY to vote for all nominees listed ______________

               (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)

               -----------------------------------------------------------------



PROPOSAL 2.    To approve an amendment to the  certificate of  incorporation  of the Company to (i) increase from 2,000,000 to 3,000,000 the authorized number of shares of the common stock of the Company and (ii) delete the 1,300,000 authorized shares of preferred stock, subject to the approval of the United States Small
               Business Administration.


                      ____FOR               ____AGAINST              ____ABSTAIN

PROPOSAL 3.     To ratify and approve the  appointment of Marcum & Kliegman,
                LLP as the Company's independent public accountants for the fiscal year ended June 30, 1998.

                      ____FOR               ____AGAINST              ____ABSTAIN

PROPOSAL  4.   To ratify  and  approve  the  election  to  become a  Business
               Development Company under Section 54 of the Investment Company
               Act of 1940.

                      ____FOR               ____AGAINST              ____ABSTAIN

PROPOSAL 5.    To adopt a qualified stock option plan for employees of the
               Company.

                      ____FOR               ____AGAINST              ____ABSTAIN

PROPOSAL 6.    To adopt a stock option plan for non-employee directors of the
               Company, subject to the approval of the Securities and Exchange
               Commission.

                      ____FOR               ____AGAINST              ____ABSTAIN

PROPOSAL 7.    Such other matters as may properly come before the meeting.

                      ____FOR               ____AGAINST              ____ABSTAIN

                                    (continued and to be signed on reverse side)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Specify desired action by checkmarks in the appropriate spaces. The Proxy will be voted as specified. If no specification is made, the Proxy will be voted for the nominees named in the Proxy Statement to represent the holders of Common Stock and in favor of Proposals 2, 3, 4, 5 and 6. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

No. of Shares: ________________________________    Dated: ______________________


_______________________________________________    _____________________________
(Print Name)                                       (Signature of Shareholder)

_______________________________________________    _____________________________
(Print Name)                                       (Signature of Shareholder)



The signature(s) on this Proxy should correspond exactly with the shareholder's name as stencilled hereon. In the case of joint tenancies, co-executors or
co-trustees,   both  should  sign.  Person(s)  signing  as  Attorney,  Executor,
Administrator, Trustee or Guardian should provide full title.

                                    Exhibit 1
                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                       ELK ASSOCIATES FUNDING CORPORATION
                Under Section 805 of the Business Corporation Law


          It is hereby certified that:

          FIRST:  The  name  of  the  Corporation  is  ELK  ASSOCIATES   FUNDING
     CORPORATION.

          SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on July 9, 1979, under the name of Elk Associates Funding Corporation.

          THIRD: The Certificate of Incorporation of Elk Associates Funding Corporation is hereby amended. The amendment to the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to (i) increase the number of authorized shares of Common Stock from 2,000,000 to 3,000,000 and (ii) delete the 1,300,000 shares of authorized Preferred Stock.

          FOURTH: To accomplish the foregoing amendment, Article FOURTH of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety substituting the following new paragraph FOURTH in its place:

          "FOURTH: The total number of authorized shares of capital stock of this Corporation shall consist of 3,000,000 shares of Common Stock having a par value of $.01 (one cent) per share."

          FIFTH: The amendment to Article Fourth of the Certificate of Incorporation of the Corporation was authorized by the vote of a majority of the holders of all of the outstanding shares of the corporation entitled to vote on the said amendment of the Certificate of Incorporation subsequent to the affirmative vote of the Board of Directors and, pursuant to the provisions of Article SIXTH of the Certificate of Incorporation, by the United States Small Business Administration.


               IN  WITNESS  WHEREOF,   this  Certificate  of  Amendment  to  the

          Certificate of Incorporation has been subscribed to this __th day of ,

          __ 1998 by the  undersigned who affirm that the statements made herein are true under the penalties of perjury.

                                                      __________________________
                                                      GARY C. GRANOFF, PRESIDENT


                                                      __________________________
                                                      MARGARET CHANCE, SECRETARY

                                                                       Exhibit 2

                       ELK ASSOCIATES FUNDING CORPORATION

                        1998 INCENTIVE STOCK OPTION PLAN

     The purpose of the 1998 Incentive Stock Option Plan (the "Plan") is to attract and retain key employees of Elk Associates Funding Corporation (the "Company") and its affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by the granting of Incentive Stock Options (individually referred to herein as an "Option" and collectively as "Options") to purchase the Company's common stock, par value $0.01 par value (the "Common Stock").

1.   Administration of the Plan.

     The administration of the Plan shall be under the general supervision of the 1998 Employee Plan Committee of the Board of Directors of the Company (the "1998 Employee Plan Committee"). Within the limits of the Plan, the 1998 Employee Plan Committee shall determine the individuals to whom, and the times at which, Options shall be granted, the type of Option to be granted, the duration of each Option, the price and method of payment for each Options, and the time or times within which (during its term) all or portions of each Option may be exercised. The 1998 Employee Plan Committee may establish such rules as it deems necessary for the proper administration of the Plan, make such determinations and interpretations with respect to the Plan and Options granted under it as may be necessary or desirable and include such further provisions or conditions in Options granted under the Plan as it deems advisable. To the extent permitted by law, the 1998 Employee Plan Committee may delegate its authority under the Plan to a sub-committee of the 1998 Employee Plan Committee.

2.   Shares Subject to the Plan.

     (a) Number of Shares. The aggregate number of shares of Common Stock of the Company which may be optioned under the Plan is 125,000 shares. In the event that the 1998 Employee Plan Committee in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the Common Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Plan or any Option granted under the Plan, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under the Plan and as to which Options then outstanding shall be exercisable, and the option price of such Options, shall be appropriately adjusted by the 1998 Employee Plan Committee (whose determination shall be conclusive) so that the proportionate number of shares or other securities as to which Options may be granted and the proportionate interest of holders of outstanding Options shall be maintained as before the occurrence of such event.

     (b) Effect of Certain Transactions. In order to preserve a Participant's (as defined below) rights under an Option in the event of a change in control of the Company, the 1998 Employee Plan Committee in its discretion may, at the time an Option is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Option, (ii) provide for payment to the Participant of cash or other property with a fair market value equal to the amount that would have been received upon the exercise or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the 1998 Employee Plan Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the 1998 Employee Plan Committee may consider equitable to the Participant and in the best interests of the Company, provided such action shall comply with
Section 424 of the Code
and will not render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

     (c) Restoration of Shares. If any Option expires or is terminated unexercised or is forfeited for any reason, the shares subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for granting pursuant to Options under the Plan, subject, however, in the case of Incentive Stock Options, to any requirements under the Code (as defined below).

     (d) Reservation of Shares. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

3.   Grant of Options; Eligible Persons.

     (a) Types of Options. Options shall be granted under the Plan either as incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as Options that do not meet the requirements of Section 422 ("Nonstatutory Stock Options"). Options may be granted from time to time by the 1998 Employee Plan Committee, within the limits set forth in Sections 1 and 3 of the Plan, to all employees of the Company or of any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) (such individuals collectively referred to herein as "Participants").

     (b) Date of Grant. The date of grant for each Option shall be the date on which it is approved by the 1998 Employee Plan Committee or such later date as the 1998 Employee Plan Committee may specify. No Incentive Stock Options shall be granted hereunder after ten years from the date on which the Plan was approved by the Board of Directors.

4.   Form of Options.

     Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the 1998 Employee Plan Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The form of such Options may vary among optionees.

5.   Option Price.

     The price at which shares may from time to time be optioned shall be determined by the 1998 Employee Plan Committee, provided that such price shall not be less than the current market value of the Common Stock on the date of grant, and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted an Incentive Stock Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless such option price is at least 110% of the current market value of the Common Stock on the date of grant.

     To the extent permitted by law, the 1998 Employee Plan Committee may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Common Stock of the Company or such other lawful consideration as the 1998 Employee Plan Committee may determine.

6.   Term of Option and Dates of Exercise.

     (a) Exercisability. The 1998 Employee Plan Committee shall determine the term of all Options, the time or times that Options are exercisable and whether they are exercisable in installments, provided that the term of each Option granted under the Plan shall not exceed a period of ten years from the date of its grant, and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted such Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of his Incentive Stock Option does not exceed a period of five years from the date of its grant. In the absence of such determination, the Option shall be exercisable at any time or from time to time, in whole or in part, during a period of ten years from the date of its grant or, in the case of an Incentive Stock Option, the maximum term of such Option.

     (b) Effect of Disability, Death or Termination of Employment. The 1998 Employee Plan Committee shall determine the effect on an Option of the disability, death, retirement or other termination of employment of an optionee and the extent to which, and during the period which, the optionee's estate, legal representative, guardian, or beneficiary on death may exercise rights thereunder. Any beneficiary on death shall be designated by the optionee, in the manner determined by the 1998 Employee Plan Committee, to exercise rights of the optionee in the case of the optionee's death.

     (c) Other Conditions. The 1998 Employee Plan Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (d) Withholding. The optionee shall pay to the Company, or make provisions satisfactory to the 1998 Employee Plan Committee for payment of, any taxes required by law to be withheld in respect of any Options under the Plan no later than the date of the event creating the tax liability. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

     (e) Amendment of Options. The 1998 Employee Plan Committee may amend, modify or terminate any outstanding Option, including substituting therefor another Option of the same or different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the optionee's consent to such action shall be required unless the 1998 Employee Plan Committee determines that the action, taking into account any related action, would not materially and adversely affect the optionee.

7.   Non-transferability.

     Options granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution or, in the case of a Nonstatutory Stock Option, to the extent consistent with qualifying for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), pursuant to a qualified domestic relations order, and shall be exercisable, during the holder's lifetime, only by him or her or such permitted transferee.

8.   No Right to Employment.

     No persons shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving an optionee the right to continued employment. The Company expressly reserves the right at any time to dismiss an optionee free from any liability or claim under the Plan, except as specifically provided in the applicable Option.

9.   No Rights as a Shareholder.

     Subject to the provisions of the applicable Option, no optionee or any person claiming through an optionee shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the plan until he or she becomes the holder thereof.

10.  Amendment or Termination.

     The Board of Directors of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval that the Board of Directors determines to be necessary or advisable, provided that the Participant's consent will be required for any amendment, suspension or termination that would adversely affect the rights of the Participant under any outstanding Options.

11.  Adjustment of Shares; Merger or Consolidation, Etc. of the Company.

     (a) Recapitalization, Etc. In the event there is any change in the outstanding Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

     (b) Merger, Consolidation, or Change in Control of Company. Upon (i) the merger or consolidation of the Company with or into another corporation (pursuant to which the stockholders of the Company immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (1) the continuance of the Options granted hereunder or (2) the substitution of new options for Options granted hereunder, or for the assumption of such Options by the surviving corporation, (ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Company to a person unrelated to the Company or to a direct or indirect owner of a majority of the voting power of the Company's then outstanding voting securities (such sale of assets being referred to as an "Asset Sale") or (iii) the Change in Control of the Company, then the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale, or Change in Control of the Company to exercise such Options(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Options(s); provided that all conditions precedent to the exercise of such Option(s), other than the passage of time, have occurred. The Company, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation, Asset Sale, or Change in Control of the Company. Unless otherwise provided in the subject award agreement or merger, consolidation, or Asset Sale agreement, all such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation, or Asset Sale (but not in the case of a Change in Control of the Company). In the event the Company becomes a subsidiary of another corporation (the "Parent Company") with respect to which the stockholders of the Company (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the Parent Company having at least a majority of the combined voting power of such Parent Company's then outstanding securities, there shall be substituted for Options granted hereunder, options to purchase common stock of the Parent Company. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the Parent Company to replace an incentive stock option granted hereunder shall satisfy the requirements of Section 422 of the Code. Notwithstanding the foregoing, the holder of any such Option shall not have the right to exercise such Option if such exercise would render any Incentive Stock Options granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

     (c) Definition of Change in Control of the Company. As used herein, a "Change in Control of the Company" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity), together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (ii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, (iii) the Company or any subsidiary of the Company, or (iv) only as provided in the immediately following sentence, a Participant together with all Affiliates and Associates of the Participant) who is not a stockholder or an Affiliate or Associate of a stockholder of the Company on the date of stockholder approval of the Plan is or becomes the beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause.

12.  Stockholder Approval.

     The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of capital stock of the Company entitled to vote thereon and present or represented at a meeting duly held in accordance with the laws of the State of New York, or by any other action that would be given the same effect under the laws of such jurisdiction, which action in either case shall be taken within twelve (12) months from the date the Plan was adopted by the Board of Directors. In the event such approval is not obtained, all Options granted under the Plan shall be void and without effect.

13.  Governing Law.

     The provisions of the plan shall be governed by and interpreted in accordance with the laws of the State of New York.

     This Plan was approved by the Board of Directors on August __, 1998. This Plan was approved by the Shareholders on September __, 1998.

                                                                       Exhibit 3

                       ELK ASSOCIATES FUNDING CORPORATION

                     Non-Employee Director Stock Option Plan

     This Non-Employee Director Stock Option Plan dated _________ ___, 1998 (the "Plan") governs options to purchase Common Stock, $0.01 par value (the "Common Stock"), of Elk Associates Funding Corporation (the "Company") granted on or after the date hereof by the Company to members of the Board of Directors (the "Board") of the Company who are not also employees, officers or interested persons (as defined in Section 2 below) of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of stock of the Company by such Directors so as to provide additional incentives to promote the success of the Company.

     1.   Administration of the Plan.

     Grants of stock options (individually referred to herein as an "Option" and collectively as "Options") under the Plan shall be automatic as provided in
Section 6 hereof. However, all questions of interpretation with respect to the Plan and Options granted under it shall be determined by a committee (the "Committee") consisting of the Directors of the Company who are not eligible to participate in the Plan, and such determination shall be final and binding upon all persons having an interest in the Plan.

     2.   Persons Eligible to Participate in the Plan.

     Members of the Board who are not also officers or employees of the Company shall be eligible to participate in the Plan ("Eligible Directors").

     3.   Shares Subject to the Plan.

     (a) Number of Shares. The aggregate number of shares of Common Stock of the Company which may be optioned under this Plan is 75,000 shares. In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or similar capital change relating to the Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under this Plan and as to which Options then outstanding shall be exercisable, and the exercise price of such Options, shall be appropriately adjusted by the Committee (whose determination shall be conclusive) so as to preserve the value of the Option.

     (b) Effect of Certain Transactions. In order to preserve an Eligible Director's rights under an Option in the event of a change in control of the Company, the Committee in its discretion may, on the Date of Grant (as defined in Section 6(b) below) or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Option, (ii) provide for payment to the Eligible Director of cash or other property with a fair market value equal to the amount that would have been received upon the exercise or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to the Eligible Director and in the best interest of the Company.

     (c) Restoration of Shares. If any Option expires or is terminated unexercised or is forfeited for any reason, the shares subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for granting pursuant to Options under the Plan.

     (d) Reservation of Shares. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     4.   Types of Options.

     All Options granted under this Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

     5.   Form of Options.

     Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     6.   Grant of Options and Option Terms.

     (a) Initial Grant of Options. On the later of (i) date of the approval of the Plan (the "Approval Date") by the Securities and Exchange Commission in accordance with the 1940 Act, or (ii) the first anniversary of the election or appointment of such Director to the Board (the "First Anniversary Date"), providing such Director is then serving, each of the following Directors shall automatically be granted Options to purchase the number of shares of Common Stock determined by dividing $50,000 by the Current Market Value (as defined in Section 6(c) below) on the date indicated opposite each Director's name (the "Initial Grants") provided each such Director is serving on the Company's Board as an Eligible Director on the Approval Date or the First Anniversary Date, as the case may be:

          Name of Director                         Automatic Grant Date
          ----------------                         --------------------

          Paul Creditor                              Approval Date
          John Acierno                               Approval Date
          Alan Kaplan                                Approval Date
          Marvin Sabesan                             Approval Date

     (b) Automatic Grant of Options. At each annual meeting of the stockholders of the Company after the Approval Date, each new Eligible Director elected at such meeting shall automatically be granted on such new Eligible Director's First Anniversary Date of such election an Option to purchase the number of shares of Common Stock determined by dividing $50,000 by the Current Market Value of the Common Stock on such First Anniversary Date of such election. In addition, upon the election of an Eligible Director other than at an annual meeting of stockholders (whether by the Board or the stockholders and whether to fill a vacancy or otherwise), each such Eligible Director shall automatically be granted an Option on the First Anniversary Date of the election of an Eligible Director other than at an annual meeting of stockholders to purchase that number of shares that is determined by dividing $50,000 by the Current Market Value of the Common Stock on the First Anniversary Date of such election.

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
After the Initial Grants have been made, all subsequent grants of Options to Eligible Directors upon the First Anniversary Date of their election to the Board shall be referred to as "Automatic Grants." The "Date of Grant" for the Initial Grants shall be the Approval Date and the Date of Grant for the Automatic Grants shall be the First Anniversary Date of the election as a new Eligible Director, whether at an annual meeting or otherwise, as the case may be. No Options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board.

     (c) Exercise Price. The price at which shares may from time to time be optioned shall be determined by the Committee, provided that such price shall not be less than the current market value (the "Current Market Value") of the Common Stock on the date of grant, or if no such market value exists, then the current net asset value of the Common Stock of the Company or such other lawful consideration as the Committee may determine.

     (d) Term of Option. The term of each Option granted under this Plan shall be five years from the Date of Grant.

     (e) Period of Exercise. Options granted under this Plan shall become exercisable commencing 12 months after the Date of Grant. Directors holding exercisable Options under this Plan who cease to be Eligible Directors for any reason, other than death, may exercise the rights they had under such Options at the time they ceased to be an Eligible Director; provided, however, no additional Options held by such Directors shall be exercisable thereafter. Upon the death of a Director, those entitled to do so under the Director's will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Director at the time of his or her death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of five years from their Date of Grant.

     (f) Method of Exercise and Payment. Options may be exercised only by written notice of the Company at its executive offices accompanied by payment of the full exercise price for the shares of Common Stock as to which they are exercised. The exercise price shall be paid in cash or by check or by the surrender of unrestricted shares of Common Stock or by any combination of the foregoing. Upon receipt of such notice and payment,the Company shall promptly issue and deliver to the optionee (or other person entitled to exercise the Option) a certificate or certificates for the number of shares as to which the exercise is made.

     (g) Non-transferability. Options granted under this Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by him or her.

     (h) Witholding. The optionee shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in respect of any Options under the Plan no later than the date of the event creating the tax liability. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

     7.   Limitation of Rights.

     (a) No Right to Continue as a Director. Neither the Plan nor the granting of an Option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied that the Company will retain an optionee as a Director for any period of time or at any particular rate of compensation.

     (b) No Stockholders' Rights for Options. No Director shall have any rights as a stockholders with respect to the shares covered by his or her Option until the date he or she exercises such Option and pays the Option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Option is exercised and paid for.

     8.   Amendment or Termination.

     The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval that the Board determines to be necessary or advisable, provided that the Participant's consent will be required for any amendment, suspension or termination that would adversely affect the rights of the Participant under any outstanding Options.

     9. No Fractional Shares. All grants of Options shall be rounded to the nearest whole share and no Options representing fractional shares shall be issued.

     10. Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of New York.


This Plan was approved by the Board of Directors on __________ ___, 1998. This Plan was approved by the Shareholders on ____________, 1998. This Plan was approved by the Securities and Exchange Commission on ______ ___, 199__.
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